CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 6, 2006           /s/ Douglas Lindgren
     ----------------------        ---------------------------------------------
                                   Douglas Lindgren, Principal Executive Officer
                                   principal executive officer)

I, C. Philip Tazza, Principal Accounting Officer of UBS Juniper Crossover Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  September 6, 2006           /s/ C. Philip Tazza
     ----------------------        ---------------------------------------------
                                   C. Philip Tazza, Principal Accounting Officer
                                   (principal financial officer)